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                                 EXHIBIT 10.39

     Amendment No. 8, dated as of September 26, 1996 to Credit Agreement dated as of February 10, 1993, among Di Giorgio Corporation, as Borrower, the financial institutions parties thereto as Lenders, BT Commercial Corporation, as Agent for the Lenders, and Bankers Trust Company as Issuing Bank.
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                                                           EXECUTION COPY


               AMENDMENT AND CONSENT NO. 8, dated as of September 26, 1996 ("Amendment No. 8") to CREDIT AGREEMENT dated as of February 10, 1993 (as amended through the date hereof, the "Credit Agreement") among DI GIORGIO CORPORATION, as Borrower, the financial institutions parties thereto as LENDERS, BT COMMERCIAL CORPORATION, as Agent for the Lenders, and BANKERS TRUST COMPANY, as Issuing Bank. Terms which are capitalized herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

               WHEREAS, the Borrower has requested the Lenders to consider
     (i) increasing the level of permissible investments which the Borrower may make in the form of Customer Notes and (ii) permitting Price Parkway Realty Corp., a New York corporation and a Subsidiary of the Borrower ("Price Parkway"), to merge with and into the Borrower, and the Lenders have agreed to the foregoing, on the terms and subject to the fulfillment of the conditions set forth in this Amendment No. 8;

               NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lenders hereby agree as follows:

               Section One. Amendment. Effective upon the fulfillment of the conditions precedent set forth in Section Four hereof, the Credit Agreement is hereby amended by (i) deleting the definition of the term Farmingdale Subsidiary from Section 1.1 and by substituting the following in lieu thereof, and (ii) deleting subsection (a) of Section
     8.11 in its entirety and by substituting the following in lieu thereof:

                    "Farmingdale Subsidiary shall mean MF Corp., a New York corporation and a Subsidiary of the Borrower, and its successors and assigns."

                    "(a) Advances or loans evidenced by the Customer Notes, provided that the sum of (i) the aggregate unpaid principal balance of such Customer Notes outstanding at any one time, plus (ii) the aggregate amount of the Borrower's contingent liabilities in respect of the guarantees permitted under Section 8.9(f) hereof, plus
                    (iii) the aggregate amount of all repurchase obligations or other contingent liabilities of the Borrower in respect of such Customer Notes outstanding at any one time, may not exceed $20,000,000 at any one time, and provided further that the aggregate amount of any such advances or loans outstanding at any one time to any obligor on such Customer Notes, plus the amount of the Borrower's contingent liabilities in respect of its

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                    guarantees of such obligor's indebtedness, liabilities
                    or other obligations, may not exceed $3,000,000;"

              Section Two. Consent. Effective upon the fulfillment of the conditions set forth in Section Four hereof, the Lenders hereby consent to the corporate merger of Price Parkway with and into the Borrower and agree that such merger shall not be deemed to be a breach or violation of Section 8.8, provided that the Borrower is the survivor of such merger and provided further that the representation and warranty made by the Borrower in Section Three (e) of this Amendment No. 8 is true and correct on the effective date of such merger, as if remade in full on such date.

              Section Three. Representations and Warranties. To induce the Lenders to enter into this Amendment No. 8, the Borrower warrants and represents to the Lenders as follows:

              (a) the recitals contained in this Amendment No. 8 are true and correct in all respects;

              (b) after giving effect to this Amendment No. 8, all of the representations and warranties contained in the Credit Agreement and each other Credit Document to which the Borrower is a party continue to be true and correct in all material respects as of the date hereof, as if repeated as of the date hereof, except for such representations and warranties which, by their terms, are only made as of a previous date;

              (c) the execution, delivery and performance of this Amendment No. 8 by the Borrower is within its corporate powers, has been duly authorized by all necessary corporate action, the Borrower has received all necessary consents to and approvals for the execution, delivery and performance of this Amendment No. 8 (if any shall be required) and this Amendment No. 8 does not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower, or with the terms or provisions of any other document or agreement to which the Borrower is a party or by which the Borrower or its property may be bound;

              (d) upon its execution, this Amendment No. 8 shall be a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; and

              (e) as of the date hereof, Price Parkway has no indebtedness, obligations or liabilities of any kind whatsoever, whether or not the same would be required under GAAP to be reflected on its balance sheet or on any footnotes or schedules thereto.

              Section Four. Conditions Precedent. This Amendment No. 8 shall become effective upon the date that the last of the following events shall have occurred:

              (a) the Agent shall have received a fully executed counterpart of this Amendment No. 8;

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              (b)     no Default shall have occurred and be continuing which
     constitutes an Event of Default or would constitute an Event of Default upon the giving of notice or lapse of time or both, and no event or development which has had or is reasonably likely to have a Material Adverse Effect shall have occurred, in each case since the date of delivery to the Agent and the Lenders of the Borrower's most recent financial statement, and the Agent and the Lenders shall have received a certificate from the Borrower, executed by its Chief Financial Officer, as to the truth and accuracy of this paragraph (b); and

              (c) the Agent and the Lenders shall have received such additional documents to further effectuate the purpose of this Amendment No. 8 as any of them or their respective counsel may reasonably request.

              Section Five.  General Provisions.

              (a) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

              (b) All references to the Credit Agreement shall mean the Credit Agreement as amended as of the effective date hereof, and as amended hereby and as hereafter amended, supplemented and modified from time to time.

              (c) This Amendment No. 8 may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all which shall constitute one and the same agreement.

              (d) This Amendment No. 8 shall be governed by, construed and interpreted in accordance with the internal laws of the State of New York, without regard to the conflicts of law principles thereof.

              IN WITNESS WHEREOF, each of the Borrower, the Lenders, the Issuing Bank and the Agent has signed below to indicate its agreement with the foregoing and its intent to be bound thereby.


                                         DI GIORGIO CORPORATION

                                         By: /c/  Robert A. Zorn
                                         Name:    Robert A. Zorn
                                         Title:   Senior Vice President

                                         BT COMMERCIAL CORPORATION, as
                                         Agent and as a Lender

                                         By: /c/  Frederic W. Thomas, Jr.
                                         Name:    Frederic W. Thomas, Jr.
                                         Title:   Vice President

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                                         LASALLE NATIONAL BANK, as a Lender

                                         By: /c/  Christopher G. Clifford
                                         Name:    Christopher G. Clifford
                                         Title:   Senior Vice President

                                         IBJ SCHRODER BANK & TRUST
                                         COMPANY, as a Lender

                                         By: /c/  Wing C. Louie
                                         Name:    Wing C. Louie
                                         Title:   Vice President

                                         CONGRESS FINANCIAL CORPORATION,
                                         as a Lender

                                         By: /c/  Anna M. Karcinsky
                                         Name:    Anna M. Karcinsky
                                         Title:   Assistant Vice President

                                         MIDLANTIC NATIONAL BANK, as a
                                         Lender

                                         By: /c/  Michael Richards
                                         Name:    Michael Richards
                                         Title:   Assistant Vice President

                                         GIBRALTAR CORPORATION, as a Lender

                                         By: /c/  Peter J. Hollitscher
                                         Name:    Peter J. Hollitscher
                                         Title:   Vice President

                                         BANKERS TRUST COMPANY, as Issuing
                                         Bank

                                         By: /c/  Frederic W. Thomas, Jr.
                                         Name:    Frederic W. Thomas, Jr.
                                         Title:   Vice President

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